SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[X]      Soliciting Material Pursuant to ss. 240.14a-12

                                Blockbuster, Inc.

                (Name of Registrant as Specified In Its Charter)

                                  Carl C. Icahn
                                 Barberry Corp.
                             Hopper Investments LLC
                         High River Limited Partnership
                                Icahn & Co., Inc.
                          Icahn Partners Master Fund LP
                                Icahn Offshore LP
                                CCI Offshore LLC
                                Icahn Partners LP
                                Icahn Onshore LP
                                 CCI Onshore LLC

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:



         2) Aggregate number of securities to which transaction applies:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         4) Proposed maximum aggregate value of transaction:



         5) Total fee paid:



[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:



         2) Form, Schedule or Registration Statement No.:



         3) Filing Party:



         4) Date Filed:

         On April 8, 2005, Registrants notified Issuer of their intention to propose the nomination of a slate of directors for election at the forthcoming 2005 annual meeting of the Issuer's stockholders by facsimile and by hand. A copy of the notification letter to Issuer is attached hereto as
Exhibit 1.

        The nominees and a summary of their experience follows, and a full description is provided in the letter attached as Exhibit 1.

        1. Carl C. Icahn, who is one of the Registrants.
        2. Edward Bleier, who, until 2004, had been President of a division of Warner Bros. Entertainment Inc. responsible for American marketing of movies, animation and TV programs to networks, pay television, cable, satellite and video-on-demand.
        3. Strauss Zelnick, who is founder of an investment and advisory firm specializing in media and entertainment and who, from 1998 to 2000, was President and Chief Executive Officer of BMG Entertainment, a music and entertainment unit of Bertelsmann A.G., where he managed one of the world's largest music and entertainment companies.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF BLOCKBUSTER, INC. FOR USE AT ITS ANNUAL MEETING (A) WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, AND (B) WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF BLOCKBUSTER, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO AND IN THE
SCHEDULE 13D FILED BY MR. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 14, 2004 AND AMENDED ON FEBRUARY 17, 2005, APRIL 7, 2005 and APRIL 8, 2005 WITH RESPECT TO BLOCKBUSTER, INC. THAT SCHEDULE 13D AND ALL OF ITS AMENDMENTS ARE CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.